EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Expeditors International of Washington, Inc. (the “Company”) on Form 10-K for the fiscal year ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Peter J. Rose, Chairman and Chief Executive Officer, and R. Jordan Gates, Executive Vice President-Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.             The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter J. Rose
Peter J. Rose Chairman and Chief Executive Officer

/s/ R. Jordan Gates
R. Jordan Gates Executive Vice President-Chief Financial Officer and Treasurer